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EXHIBIT 99.3


         Greyrock

         Business

         Credit

         A NationsBank Company


                                  SCHEDULE TO
                          LOAN AND SECURITY AGREEMENT

BORROWER:                 QUARTERDECK CORPORATION

ADDRESS:                  13160 MINDANAO WAY

                          MARINA DEL REY, CA  90292










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         DATE:      APRIL 1, 1997

         This Schedule is an integral part of the Loan and Security Agreement between GREYROCK BUSINESS CREDIT, A DIVISION OF NATIONSCREDIT COMMERCIAL CORPORATION (GBC) and the borrower named above ("Borrower") of even date.

         ======================================================================

1.  CREDIT LIMIT             An amount equal to the lesser of (1) or (2) below:

    (Section 1.1):
                            (1)      $12,000,000 at any one time outstanding; or

                            (2)      an amount equal to the sum of the
                                     following (without duplication):

                                     (i)     an amount equal to 85% of
                                             Borrower's Eligible Receivables;
                                             plus

                                     (ii)    an amount equal to the lesser of
                                             (A) $2,000,000 at any one time
                                             outstanding and (B) an amount
                                             equal to 50% of the Eligible
                                             Receivables of the Irish
                                             Subsidiary; plus

                                     (iii)   the lesser of (A) 100% of the Value
                                             of Borrower's Eligible Inventory
                                             (as defined in Section 8 above) or
                                             (B) $2,000,000.  Value, as used
                                             herein, means the lower of cost or
                                             wholesale market value.

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         2.  INTEREST

INTEREST RATE            The interest rate in effect throughout each calendar
                         month during the term of this

(Section 1.2):           Agreement shall be the highest Prime Rate in effect
                         during such month, plus 2% per annum, and provided that the interest charged for each month shall be a





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                         minimum of $10,000, regardless of the amount of the
                         Obligations outstanding. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" has the meaning set forth in
                         Section 8 above.

         ======================================================================

         3.  FEES (Section 1.3/Section 6.2):

         LOAN FEE:                      $50,000, payable concurrently herewith.

         TERMINATION FEE:               None.

         NSF CHECK CHARGE:              $15.00 per item.

         WIRE TRANSFERS:                $15.00 per transfer.

         ======================================================================


4.  MATURITY DATE         April 30, 1998, subject to automatic renewal as
                          provided in Section 6.1 above,

(Section 6.1):            and early termination as provided in Section 6.2
                          above.

         ======================================================================


         5.  REPORTING            Borrower shall provide GBC with the following:

(Section 5.2):
                     1. Annual financial statements, certified by KPMG Peat Marwick LLP or other independent certified public accountants reasonably acceptable to GBC, within 5 days after the date the Form 10-K is filed with the Securities and Exchange Commission ("SEC"), but, in any event, no later than 100 days after the end of Borrower's fiscal year.

                     2. Quarterly unaudited financial statements as soon as available after the end of the first three fiscal quarters of each fiscal year, and, in any event, no later than the earlier of (i) 5 days after the date the Form 10-Q is filed with the SEC, or (ii) 50 days after the end of each such fiscal quarter of Borrower.





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                     3.       Copies of the regular, periodical or special
                              reports (including Forms 10K, 10Q and 8K) that the Borrower or any subsidiary may make to, or file with, the SEC, within 5 days after the earlier the date they are filed with the SEC.

                     4. Such financial statements as are prepared in the ordinary course for Irish Subsidiary, as soon as available.

                     5. Such information as GBC shall from time to time reasonably request with respect to Receivables of Irish Subsidiary and such other information reasonably requested by GBC relating thereto.

                     6. Monthly Receivable agings, aged by invoice date, within 10 days after the end of each month.

                     7. Monthly accounts payable agings, aged by invoice date, and outstanding or held check registers within 10 days after the end of each month.

                     8. Monthly perpetual inventory reports for the Inventory valued on a standard costing basis (in accordance with generally accepted accounting principles) or such other inventory reports as are reasonably requested by GBC, all within 10 days after the end of each month.



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         6.  BORROWER INFORMATION:

                 PRIOR NAMES OF

         BORROWER

         (Section 3.2):                         See attachment hereto

         PRIOR TRADE

         NAMES OF BORROWER




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         (Section 3.2):                         See attachment hereto

         EXISTING TRADE

         NAMES OF BORROWER

         (Section 3.2):                         See attachment hereto

         OTHER LOCATIONS AND
         ADDRESSES (Section 3.3):               See attachment hereto

         TAX ADJUSTMENTS (Section 3.8)          See attachment hereto

         MATERIAL ADVERSE

         LITIGATION (Section 3.10):             See attachment hereto

         =======================================================================

         7.  COPYRIGHT REGISTRATION COVENANT

(Section 5.8):            Borrower agrees promptly, and in any event not later
                          than 60 days after the date hereof, to file registration applications with respect to its currently unregistered material copyrights, and the currently unregistered material copyrights of its subsidiaries, with the Copyright Office in Washington, D.C., and to promptly provide GBC with evidence of the registration of such copyrights.
                          Upon obtaining or acquiring any additional material copyright, Borrower will, on an ongoing basis, promptly, and in any event not less than 60 days after Borrower obtains or acquires such additional material copyright, file a registration application with respect to each such unregistered additional material copyright, and each such unregistered additional material copyright of its subsidiaries, with the Copyright Office. The date 60 days after the date hereof with respect to such registration of the currently unregistered material copyrights, and the date 60 days after obtaining or acquiring any additional material copyright with respect to the registration of such copyright, is hereinafter referred to as the "Registration Completion Date" for any such copyright. A copyright will be considered material (i) if Borrower derives any revenues in any fiscal quarter in excess of $1,000,000 from such copyright, (ii) if such copyright has a value in excess of $1,000,000, (iii) if it consists of any derivative work for which Borrower seeks compensation or receives economic benefit in any fiscal quarter in excess of $1,000,000 or if it otherwise involves a significant improvement, enhancement or upgrade, or
                          (iv) if in connection with the sale or disposition of such copyright the



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                          absence of such registration would materially
                          adversely affect the price or marketability thereof. Until the Registration Completion Date for any such copyright Borrower may request Loans notwithstanding any noncompliance with Section 2(e) of the Security Agreement in Copyrighted Works (the "Copyright Security Agreement") between GBC and Borrower or the applicable subsidiary as to any such copyright (which
                          Section 2(e) requires registration with the Copyright Office of any copyright the sale, licensing or other disposition of which results in any Receivable (a "Copyright Receivable") with respect to which any Loan is requested). Effective the Registration Completion Date for any such copyright, no Loan request may be made with respect to any Copyright Receivables if the copyright giving rise to such Copyright Receivables has not been so registered, except that if GBC has received reasonably satisfactory evidence that a registration application has been filed with respect to such copyright prior to the applicable
                          Registration Completion Date, then Borrower may request Loans with respect to the Copyright Receivables arising from such copyright for an additional 120 day period while the registration of such copyright is pending, notwithstanding the noncompliance with Section 2(e) of the Copyright Security Agreement during the foregoing additional
                          120 day period with respect to such copyright.

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         8.  DORMANT SUBSIDIARIES REPRESENTATION
(Section 4):              Borrower represents and warrants that as of the date
                                  hereof each of its subsidiaries (other than its Non-U.S. Subsidiaries and Inactive Subsidiaries (as such terms are defined below)) has entered into a subsidiary Security Agreement (a "Security Agreement") and a Continuing Guaranty (a Guaranty), each in form and substance satisfactory to GBC. As used herein, a "Non-U.S. Subsidiary" is a subsidiary of Borrower which is organized under the laws of a jurisdiction outside the United States; and an "Inactive Subsidiary" is a subsidiary of Borrower which is a shell subsidiary, dormant or otherwise inactive (provided that any subsidiary with assets in excess of $50,000 shall not qualify as an Inactive Subsidiary).

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9.  ADDITIONAL SUBSIDIARIES COVENANT

(Section 5.8):                    (i) Borrower agrees that promptly after the
                                  date Borrower incorporates, creates or
                                  acquires any additional subsidiary (other
                                  than any Non-U.S. Subsidiary and any
                                  subsidiary at any time that it is an Inactive
                                  Subsidiary) and, in any event, within five
                                  Business Days following receipt by Borrower
                                  from GBC of a security agreement
                                  substantially in the form of the Security
                                  Agreement delivered in connection herewith,
                                  and a guaranty of the Obligations in
                                  substantially the form of the Guaranty also
                                  delivered in connection herewith, Borrower
                                  shall cause such subsidiary to execute and
                                  deliver such guaranty and security agreement
                                  to GBC.
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                                  (ii) Within five Business Days after the date
                                  such subsidiary becomes a subsidiary,
                                  Borrower shall cause such subsidiary to have executed and filed any UCC-1 financing statements furnished by GBC in each jurisdiction in which such filing is necessary to perfect the security interest of GBC in the Collateral of such subsidiary and in which GBC requests that such filing be made. (iii) Additionally, Borrower and such subsidiary shall have executed and delivered to GBC such other items as reasonably requested by GBC in connection with the foregoing, including resolutions, incumbency and officers' certificates, opinions of counsel, search reports and other certificates and documents.

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         10.  BAILEE LETTER COVENANT

(Section 5.8):                    Borrower agrees promptly, and in any event
                                  not later than 60 days after the date hereof, to deliver to GBC a fully executed Notice to Bailee of Security Interest, in form and substance satisfactory to GBC and its counsel, with respect to Borrower's
                                  Collateral at DiscCopy Labs.

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         11.  CERTAIN CONDITIONS PRECEDENT

                                  The availability of Loans under the Credit
                                  Limit set forth above with respect to the Receivables of Irish Subsidiary shall be subject to the condition precedent that GBC shall have received each of the following, in form and substance satisfactory to GBC and its counsel:

                                  (i) the Irish Subsidiary Security Agreement, duly executed by GBC and Irish Subsidiary;

                                  (ii) a certificate of the Secretary or other
                                       appropriate officer of the Irish
                                       Subsidiary certifying (A) copies of the
                                       constitutional documents of Irish
                                       Subsidiary and the board resolutions and
                                       other actions taken or adopted by Irish
                                       Subsidiary authorizing the execution,
                                       delivery and performance of the Irish
                                       Documents, and (B) the incumbency,
                                       authority and signatures of each officer
                                       of Irish Subsidiary authorized to
                                       execute and deliver the Irish Documents
                                       and act with respect thereto;
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                                  (iii)    a favorable legal opinion of Irish
                                           counsel to Irish Subsidiary as to
                                           such matters as GBC may reasonably
                                           request; and

                                  (iv)     evidence that all filings,
                                           registrations and recordings have
                                           been made in the appropriate
                                           governmental offices, and all other
                                           action has been taken, which shall
                                           be necessary to create, in favor of
                                           GBC, a perfected first priority
                                           pledge of and security interest in
                                           the Additional Collateral.

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         BORROWER:                                 GBC:
         QUARTERDECK CORPORATION                   GREYROCK BUSINESS CREDIT,



         BY_______________________________         A DIVISION OF NATIONSCREDIT
           PRESIDENT OR VICE PRESIDENT             COMMERCIAL CORPORATION

                                                   BY___________________________
                                                   TITLE________________________

         BY_______________________________
           SECRETARY OR ASS'T SECRETARY